SECURITY AGREEMENT

THIS SECURITY AGREEMENT  (this “Agreement”) is made as of the 9th day of May, 2011, by EGPI Firecreek, INC. , a Nevada corporation, having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253,and its wholly owned subsidiary, Energy Producers Inc., a Nevada corporation, having a mailing address at 6564 Smoke Tree Lane, Scottsdale, Arizona 85253 (individually and collectively, the “Debtor”), for the benefit and security of TWL Investments a LLC, an Arizona limited liability company,  having a mailing address of 3415 W. Pershing Avenue, Phoenix, Arizona 85029 (the “Secured Party”).

WHEREAS, Debtor has executed and delivered to Secured Party a certain promissory note dated May 9, 2011 (the “Note”), and other instruments in favor of the Secured Party pursuant to which the Secured Party has agreed to make certain loans and other financial accommodations to the Debtor;

WHEREAS, to induce the Secured Party to enter into the transaction contemplated by the Note the Debtor has agreed to grant to the Secured Party a security interest in all of Debtor’s right title and interest to the leases and related property identified on Exhibit “A” hereto, (collectively referred to as the “Pledged Property”) and certain other Collateral, defined below, until the satisfaction of the Obligations, as defined herein below.

NOW, THEREFORE, for and in consideration of any loan, advance or other financial accommodation heretofore or hereafter made to or for the benefit of any Debtor under or in connection with the Notes of any other Finance Documents (as defined below), and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

CONSTRUCTION AND DEFINED TERMS

1.01           Article and Section Headings.  Article and Section headings and captions in this Agreement are for convenience only and shall not affect the construction or interpretation of this Agreement.  Unless otherwise expressly stated in this Agreement, references in this Agreement to Sections shall be read as Sections of this Agreement.

1.02           Schedules and Exhibits.  The references in this Agreement to specific Schedules and Exhibits, if any, shall be read as references to such specific Schedules or Exhibits attached, or intended to be attached, to this Agreement and any counterpart of this Agreement and regardless of whether they are in fact attached to this Agreement, and including any amendments, supplements and replacements to such Schedules and Exhibits from time to time.

1.03           Defined Terms.  Unless otherwise expressly stated in this Agreement, (a) capitalized terms which are not otherwise defined herein shall have the respective meanings assigned thereto in the UCC (as defined below); and (b) the following terms used in this Agreement shall have the following meanings:

“Collateral” has the meaning in Section 2.02.

 “Finance Documents” mean, collectively, the Notes and any other documents or agreements executed in connection therewith or herewith and pertaining to the Secured Obligations.

“Permitted Liens” means any of the following with respect to the Debtor:

(a)            any Lien for taxes, assessments or governmental charges not delinquent or being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Debtor’s books;

(b)            any deposit or pledge to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds, and other obligations of like nature arising in the ordinary course of the Debtor’s business;

(c)            any Lien imposed by law, such as mechanics’, workers’, materialmen’s, carriers’ or other like Liens (excluding, however, any Lien in favor of a landlord) arising in the ordinary course of business that secure the payment of obligations that are not past due or that are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP are maintained on the Debtor’s books;

(d)            any right of way, zoning restriction, easement and similar encumbrance affecting the Debtor’s real property that does not materially interfere with the use of such property; or

(e)            any Lien in favor of Secured Party or Thomas Richards.

“Lien”  Any security interest (including security interest within the definition of “security interest” in the UCC), encumbrance, lien (including any judgment lien, any contract lien, any lien arising or resulting from nonpayment of any tax, assessment, charge or other imposition, and any lien arising or resulting from nonpayment for labor, materials, or supplies), security agreement (including any agreement that creates or provides for a security interest), deed of trust, mortgage, grant, pledge, assignment, hypothecation, title retention contract, or other arrangement for security purposes, and any agricultural lien (including any agricultural lien within the definition of “agricultural lien” in the UCC), and including any of the foregoing arising by operation of statute or other law or the application of equitable principles, whether perfected or unperfected, avoidable or unavoidable, consensual or nonconsensual, and any financing statement or other similar notice document, whether or not filed, and any agreement to give a financing statement or other similar notice document.

“Lien Proceeding”  Any action taken (including self help) or proceeding (judicial or otherwise) commenced by any Person other than Secured Party for the purpose of enforcing or protecting any actual or alleged Lien upon any of the Collateral, and including any foreclosure, repossession, attachment, execution or other process regarding any of the Collateral.

 “Person”  Any natural person, corporation, limited liability company, partnership, joint venture, entity, association, joint-stock company, trust or unincorporated organization and any Governmental Authority, including any receiver, debtor-in-possession, trustee, custodian, conservator, or liquidator.

“Secured Obligations” All indebtedness, liabilities and obligations which are now or may at any time hereafter be due, owing or incurred in any manner whatsoever to Secured Party by any Debtor, whether under this Agreement, any Notes, or any other Finance Document, in each case howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, whether at stated maturity, by acceleration or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a)), including, without limitation, all charges, fees, expenses, commissions, reimbursements, premiums, indemnities and other payments related to or in respect of such obligations.

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“UCC” means the Uniform Commercial Code as in effect in the State of  Arizona on the date of this Agreement, as may be amended or modified from time to time after the date hereof; provided that, “UCC” shall also mean the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

ARTICLE II

SECURITY INTEREST;  PERFECTION

2.01           Obligations Secured.  This Agreement and all Collateral pledged hereby shall serve to secure all of the Secured Obligations.

2.02           Security Interest .  For value received, Debtor hereby grants Secured Party a security interest in and lien on all personal property of Debtor, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising to the extent such property relates to, is used in connection with or is located on the Pledged Property (collectively, the “Collateral”), including, without limitation:

(a)           all accounts, accounts receivable, payment intangibles, contract rights and other rights to the payment of money;

(b)           all instruments (including, without limitation, promissory notes) of any kind or nature whatsoever, whether negotiable or non-negotiable;

(c)           all monies, reserves, deposits, cash, cash equivalents and other property now or at any time or times hereafter and in the possession or under the control of Secured Party or any bailee of Secured Party;

(d)           all deposit accounts and certificates of deposit and all interest or dividends thereon;

(e)           all investment property and financial assets of any kind or type;

(f)           all books, records, computer records, computer disks, ledger cards, programs and other computer materials, lists, and other property and general intangibles at any time evidencing or relating to any of the Collateral;

(g)           the Pledged Property and all mineral rights, oil and gas interests and as-extracted collateral related thereto; and

(g)           all proceeds (including insurance proceeds), all products of and all additions, substitutions or replacements, and any exchanges for or changes in any of the foregoing 2.02(a) – (g) above, and any indemnities, warranties and guaranties payable by reason of loss or damage to or otherwise with respect to any of the foregoing items.

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to secure the payment of (i) any and all of the present and future Secured Obligations, (ii) any and all present and future indebtedness (principal, interest, fees, collection costs and expenses and other amounts), liabilities and obligations (including, without limitation, indemnity obligations) of Debtor under this Agreement, and (iii) any and all costs of collection, legal expenses and attorneys’ fees and expenses incurred by Secured Party upon the occurrence of an Event of Default under this Agreement, in collecting or enforcing payment of any such indebtedness, liabilities or obligations or in preserving, protecting or realizing on the Collateral under this Agreement or in representing Secured Party in connection with bankruptcy or insolvency proceedings.

2.03           Perfection by Filing.

(a)             Each Debtor authorizes Secured Party to file any financing statement and agrees to execute, in recordable form, and deliver to Secured Party any other document or instrument, and to cause any third party to execute and deliver to Secured Party any other document (including financing statement termination statements), requested by Secured Party to perfect the security interests created under this Agreement and to establish, maintain, and continue the first priority of the security interests created under this Agreement.

(b)             Upon the occurrence of an Event of Default, the Debtor hereby appoints the Secured Party as such Debtor’s attorney-in-fact, with power of substitution, which appointment is irrevocable and coupled with an interest, to execute in the name of Debtor, and to transmit to, or file, record, or register with, any Person, and at any time, any document or instrument that Secured Party may deem necessary or advisable for the purpose of creating, enforcing, defending, protecting, perfecting, continuing, or maintaining any security interest, or the perfection or priority of any security interest, created under this Agreement.

(c)             Secured Party shall not be required to obtain Debtor’s consent or authorization for Secured Party to file, and Secured Party shall be entitled to file, with or without execution by Debtor (or by Secured Party as Debtor’s attorney-in-fact), any financing statement, amendment, or other record that Secured Party may be authorized to file in accordance with the terms of the UCC with respect to the security interests created under this Agreement.

(d)             Any financing statement or other document filed to perfect the security interests evidenced by this Agreement may, at Secured Party’s option, describe or indicate the Collateral in the manner that the Collateral is described in this Agreement, or by any other description or indication of the Collateral that may be sufficient for a financing statement under the UCC.

(e)             Simultaneously with the execution and delivery of this Agreement, the Debtor shall make, execute, acknowledge, file, record and deliver to the Secured Party any documents reasonably requested by the Secured Party to perfect its security interest in the Pledged Property. Simultaneously with the execution and delivery of this Agreement, the Debtor shall make, execute, acknowledge and deliver to the Secured Party such documents and instruments, including, without limitation, financing statements, certificates, affidavits and forms as may, in the Secured Party’s reasonable judgment, be necessary to effectuate, complete or perfect, or to continue and preserve, the security interest of the Secured Party in the Pledged Property, and the Secured Party shall hold such documents and instruments as secured party, subject to the terms and conditions contained herein.

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ARTICLE III

REPRESENTATIONS AND WARRANTIES

Debtor makes the following representations and warranties to Secured Party, which shall each be continuing and in effect at all times, and Secured Party shall be entitled to rely upon the truth, accuracy, and completeness of the following representations and warranties without regard to any other information that may be now or hereafter known by or disclosed to Secured Party or any of Secured Party’s directors, officers, employees, agents, attorneys or other advisors:

3.01           Debtor’s Name and Address.  The name of each Debtor set forth on the first page and the signature page of this Agreement is Debtor’s correct and complete legal name.  The street address for Debtor in this Agreement is Debtor’s mailing address and such Debtor’s chief executive office and principal place of business are as set forth on above.

3.02           Ownership of Collateral.  Debtor warrants and represents that it is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, option or other charge or encumbrance.

3.03           Permitted Liens; Collateral. To the Debtor’s knowledge (a) No financing statement (other than Permitted Liens) covering any of such Debtor’s rights in the Collateral is on file in any public office; (b) Secured Party’s security interest in the Collateral is a first priority perfected security interest, subject to no Liens or encumbrances, (c) such Debtor is and will be the lawful owner of all Collateral, and other than unregistered security interests held by Thomas Richards under notes with the Debtor dated May 29, 2009; September 17, 2009; and November 28, 2008 originally with Dutchess Private Equities Fund, LTD and assigned to Thomas Richards on September 15, 2009, , the Collateral is free of all liens, claims, security interests and encumbrances whatsoever, hereunder with full power and authority to execute this Agreement and perform such Debtor’s obligations hereunder, and to subject the Collateral to the security interest hereunder and (d) all information with respect to the Collateral set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Secured Party is and will be true and correct in all material respects as of the date furnished.

3.04           Authorization and No Conflicts .  (a) Debtor is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (b) the execution and delivery of this Agreement and the performance by Debtor of its obligations hereunder are within Debtor’s corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the articles of incorporation or by-laws of Debtor or of any material agreement, indenture, instrument or other document, or any material judgment, order or decree, which is binding upon such Debtor; and (c) this Agreement is a legal, valid and binding obligation of Debtor and enforceable in accordance with its terms.

3.05           Sale or Disposition of Assets.  Debtor will not, without the prior written consent of Secured Party, sell, transfer, lease, license or otherwise dispose of or offer to dispose of any of the Collateral or any interest therein other than the sale of inventory in the ordinary course;

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ARTICLE IV

AFFIRMATIVE COVENANTS

Debtor covenants and agrees to the following:

4.01           Account Debtors.  The Secured Party may, at any time that an Event of Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify an account debtor or other Person obligated on Collateral to make payment or otherwise render performance to or for the benefit of the Secured Party and enforce, by suit or otherwise the obligations of an account debtor or other Person obligated on Collateral and exercise the rights of such Debtor with respect to the obligation of the account debtor or other Person obligated on Collateral to make payment or otherwise render performance to such Debtor, and with respect to any property that secures the obligations of the account debtor or other Person obligated on the Collateral.  In connection with exercise of such rights and remedies, the Secured Party may surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby.  Upon the request of the Secured Party during the existence of an Event of Default, each Debtor will, at its own expense, notify any or all parties obligated on any of the Collateral to make payment to the Secured Party of any amounts due or to become due thereunder.  Upon request by the Secured Party during the existence of an Event of Default, each Debtor will forthwith, upon receipt, transmit and deliver to the Secured Party, in the form received, all cash, checks, drafts and other instruments or writings for the payment of money (properly endorsed, where required, so that such items may be collected by the Secured Party) which may be received by such Debtor at any time in full or partial payment or otherwise as proceeds of any of the Collateral.  Except as the Secured Party may otherwise consent in writing, any such items which may be so received by any Debtor will not be commingled with any other of its funds or property, but will be held separate and apart from its own funds or property and upon express trust for the Secured Party until delivery is made to the Secured Party.  Each Debtor will comply with the terms and conditions of any consent given by the Secured Party pursuant to the foregoing sentence.

4.02           Additional Covenants.  Debtor:

(a)             at the Secured Party’s request, at any time and from time to time, execute and deliver to the Secured Party such financing statements, amendments and other documents and do such acts as the Secured Party deems necessary in order to establish and maintain valid, attached and perfected first priority security interests in the Collateral in favor of the Secured Party, free and clear of all Liens and claims and rights of third parties whatsoever except Permitted Liens; each Debtor hereby irrevocably authorizes the Secured Party at any time, and from time to time, to file in any jurisdiction any initial financing statements and amendments thereto that (i) indicate the Collateral (x) as all assets of such Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of the jurisdiction wherein such financing statement or amendment is filed, or (y) as being of an equal or lesser scope or with greater detail;

(b)             will keep its records concerning the Collateral in such a manner as will enable the Secured Party or its designees to determine at any time the status of the Collateral;

(c)             will furnish the Secured Party such information concerning such Debtor, the Collateral and the account debtors as the Secured Party may from time to time reasonably request;

(d)             will permit the Secured Party and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of an Event of Default) to inspect, audit and make copies of and extracts from all records and other papers in the possession of such Debtor pertaining to the Collateral and the account debtors, and will, upon request of the Secured Party during the existence of an Event of Default, deliver to the Secured Party all of such records and papers;

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(e)             except for the sale or lease of Inventory in the ordinary course of its business and sales of equipment which is no longer useful in its business or which is being replaced by similar equipment, will not sell, lease, assign or create or permit to exist any Lien on any Collateral other than Permitted Liens;

(f)              will at all times keep all of its inventory and other goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Secured Party as its interest may appear (it being understood that (A) so long as no Event of Default shall be existing, the Secured Party shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever an Event of Default shall be existing, the Secured Party may apply any proceeds of such insurance which may be received by it toward payment of the Secured Obligations, whether or not due, in such order of application as the Secured Party may determine), and such policies or certificates thereof shall, if the Secured Party so requests, be deposited with or furnished to the Secured Party;

(g)             will take such actions as are reasonably necessary to keep the Collateral in good repair and condition;

(i)              will take such actions as are reasonably necessary to keep its equipment in good repair and condition and in good working order, ordinary wear and tear excepted;

 (j)             will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its equipment and other goods related to the Collateral;

 (k)            will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral.

  (l)            further agrees to take other action reasonably requested by the Secured Party to insure the attachment, perfection and first priority of, and the ability of the Secured Party to enforce, the security interests in any and all of the Collateral including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC, to the extent, if any, that the Debtor’s signature thereon is required therefor, (ii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Secured Party to enforce, the security interests in such Collateral, (iii) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other Person obligated on Collateral, (iv) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Secured Party, and (v) taking all actions required by the UCC in effect from time to time or by other law, as applicable in any relevant UCC jurisdiction, or by other law as applicable in any foreign jurisdiction.

4.03           Taxes, Assessments, Charges, and Other Impositions.   Debtor shall pay and discharge promptly, on or before the date due, all operating and other expenses incurred by or associated with the Collateral for which Debtor is or would be responsible, and all taxes, assessments, charges, and other impositions imposed by any governmental authority on Debtor on the Collateral, relating to the ownership or use of the Collateral, or relating to any sale, lease, license or other disposition of the Collateral; provided, however, Debtor shall not be required to pay or discharge, or to cause to be paid or discharged, any such tax, assessment, charge, or other imposition so long as (a) the validity of such tax, assessment, charge or other imposition is being contested in good faith by Debtor by appropriate proceedings.

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4.04           Notice of Lien Proceeding.   Debtor shall give Secured Party immediate written notice of the threat or action by any Person or entity to commence any proceedings on any portion of the Collateral or any other Lien Proceeding or any filing or threat to file an action against Debtor.

ARTICLE V

NEGATIVE COVENANTS

5.01           Liens.  Debtor covenants and agrees that Debtor shall not create, incur, assume or suffer to exist any Liens upon any Collateral of Debtor other than Permitted Liens.

ARTICLE VI

EVENTS OF DEFAULT

6.01           Any one or more of the following events (regardless of the reason therefor) shall constitute an “Event of Default” hereunder:

(a)             Any default or event of default shall occur under any of the Notes or any other Finance Documents.

(b)             Debtor shall fail or neglect to perform, keep or observe any provision of this Agreement or any other Finance Document.

(c)             Secured Party shall fail to have an enforceable first priority Lien on and security interest in the Collateral.

(d)             Debtor files a bankruptcy petition, or a bankruptcy petition is filed against Debtor, or Debtor makes a general assignment for the benefit of creditors.

ARTICLE VII

DEFAULT; REMEDIES; SUBSTITUTE COLLATERAL

7.01           Default and Remedies.

(a)             Upon the occurrence and during the continuation of any Event of Default: (i) whether or not any or all of the Secured Obligations are declared to be forthwith due and payable, Secured Party shall have the right to take immediate possession of the Collateral covered hereby, and, for that purpose may pursue the same wherever said Collateral may be found, and may enter upon any of the premises of Debtor with or without process of law and without breach of the peace, wherever said Collateral may be or may be supposed to be, and search for the same, and, if found, take possession of and remove and sell and dispose of said Collateral, or any part thereof; (ii) Secured Party shall have the right to notify any account debtor with respect to any account to make all payments under the accounts directly to Secured Party and demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose and realize on the accounts and all amounts due under the accounts as Secured Party may determine; (iii) Secured Party shall have the right to exercise such of the other rights and remedies accruing to a Secured Party under the UCC of the relevant jurisdiction or jurisdictions and any other applicable law upon default by Debtor as Secured Party may elect; and (iv) Secured Party shall have the right to enter, with or without process of law and without breach of the peace, any premises where the books and records of Debtor pertaining to the accounts or any of the other Collateral are or may be located, and without charge or liability on the part of Secured Party therefor seize and remove said books and records from said premises or remain upon said premises and use the same for the purpose of collecting, preparing and disposing of the Collateral and/or for the purpose of identifying and locating any of the Collateral.  Debtor shall, upon Secured Party’s request, assemble the Collateral and make the Collateral available to Secured Party at any place designated by Secured Party which is reasonably convenient to Debtor.

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(b)            To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Debtor acknowledges and agrees that it is not commercially unreasonable for Secured Party (i) to fail to incur expenses reasonably deemed significant by Secured Party to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtor or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtor and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as Debtor, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to purchase insurance or credit enhancements to insure Secured Party against risks of loss, collection or disposition of Collateral or to provide to Secured Party a guaranteed return from the collection or disposition of Collateral or (x) to the extent deemed appropriate by Secured Party, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Secured Party in the collection or disposition of any of the Collateral.  Debtor acknowledges that the purpose of this Section is to provide nonexhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party’s exercise of remedies against the Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this Section. Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to Debtor or to impose any duties on Secured Party that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

7.02           Method of Realizing Upon the Pledged Property: Other Remedies.  Upon the occurrence of an Event of Default, in addition to any rights and remedies available at law or in equity, the following provisions shall govern the Secured Party’s right to realize upon the Pledged Property:

(a)             Any item of the Pledged Property may be sold for cash or other value in any number of lots at brokers board, public auction or private sale and may be sold without demand, advertisement or notice (except that the Secured Party shall give the Debtor ten (10) days’ prior written notice of the time and place or of the time after which a private sale may be made (the “Sale Notice”), which notice period is hereby agreed to be commercially reasonable. At any sale or sales of the Pledged Property, the Debtor may bid for and purchase the whole or any part of the Pledged Property and, upon compliance with the terms of such sale, may hold, exploit and dispose of the same without further accountability to the Secured Party. The Debtor will execute and deliver, or cause to be executed and delivered, such instruments, documents, assignments, waivers, certificates, and affidavits and supply or cause to be supplied such further information and take such further action as the Secured Party reasonably shall require in connection with any such sale.

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(b)            Any cash being held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of, sale of, collection from, or other realization upon all or any part of the Collateral shall be applied as follows:

(i)           to the payment of all amounts due the Secured Party for the expenses reimbursable to it hereunder or owed to it pursuant to the Note and/or this Agreement;

(ii)          to the payment of the Obligations then due and unpaid, including but not limited to all Notes and other obligations to Secured Party.)

(iii)         the balance, if any, to the person or persons who may be entitled thereto, including, without limitation, obligations of the Debtor under other notes and/or agreements that may be due payment under those notes or agreements even if such rights are not filed against the Collateral; and then to the Debtor.

 (c)           In addition to all of the rights and remedies which the Secured Party may have pursuant to this Agreement, the Secured Party shall have all of the rights and remedies provided by law, including, without limitation, those under the UCC.

(i)           If Debtor fails to pay such amounts due upon the occurrence of an Event of Default, then the Secured Party may, among other options, institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Debtor and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of Debtor, wherever situated, or enforce any other agreement with or assignment made by the Debtor.

(ii)          Debtor hereby agrees that Debtor shall be liable for any reasonable fees, expenses and costs incurred by the Secured Party in connection with enforcement, collection and preservation of the Transaction Documents, including, without limitation, reasonable legal fees and expenses, and such amounts shall be deemed included as Obligations secured hereby and payable by Debtor.

7.03          Proof of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Debtor or the property of the Debtor or of such other obligor or its creditors, the Secured Party (irrespective of whether the Obligations shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Secured Party shall have made any demand on the Debtor for the payment of the Obligations), subject to the rights of Previous Security Holders, shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the Obligations and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Secured Party (including any claim for the reasonable legal fees and expenses and other expenses paid or incurred by the Secured Party permitted hereunder and of the Secured Party allowed in such judicial proceeding), and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by the Secured Party to make such payments to the Secured Party and, in the event that the Secured Party shall consent to the making of such payments directed to the Secured Party, to pay to the Secured Party any amounts for expenses due it hereunder.

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ARTICLE VIII

POWER OF ATTORNEY

8.01         Power of Attorney;  Collections by Secured Party.

(a)           In the event of any default, the Debtor hereby appoints Secured Party as Debtor’s attorney-in-fact, with power of substitution, which appointment is irrevocable and coupled with an interest, and with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise, from time to time in the Secured Party’s discretion to take any action and to execute any instrument which the Secured Party may reasonably deem necessary to accomplish the purposes of this Agreement, including, without limitation, to receive and collect all instruments made payable to the Debtor representing any payments in respect of the Pledged Collateral or any part thereof and to give full discharge for the same. The Secured Party may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Pledged Property as and when the Secured Party may determine. To facilitate collection, the Secured Party may notify account debtors and obligors on any Pledged Property or Pledged Collateral to make payments directly to the Secured Party and to do each of the preceding  and any take any other actions Secured Party deems advisable to protect, perfect and/or enforce its interests in the name of Debtor or in the name of Secured Party or otherwise, for the use and benefit of Secured Party, but at the cost and expense of Debtor, and with or without notice to Debtor, including but not limited to, (i) remove from Debtor’s places of business all Collateral Records without cost or expense to Secured Party; (ii demand, collect, give receipt for, and give renewals, extensions, discharges and releases of any of the Collateral; (iii) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (iv) settle, renew, extend, compromise, compound, exchange or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; (vi) indorse the name of Debtor upon any item of payment relating to the Collateral or upon any proof of claim in bankruptcy against any Collateral.  Secured Party agrees that it shall not exercise any power or authority granted under this power of attorney unless an Event of Default has occurred.  The foregoing power of attorney is in addition to any other power of attorney that may be granted to Secured Party under any Finance Document.

(b)           NONE OF SECURED PARTY OR ITS AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO DEBTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE IX

GENERAL PROVISIONS

9.01           Remedies Cumulative.  Upon the occurrence and during the continuance of any Event of Default, and in addition to such other rights and remedies as Secured Party may have under other provisions of this Agreement or any other Finance Document, Secured Party may exercise any one or more of its rights and remedies under common or statutory law.  No failure or delay on the part of Secured Party in exercising any right, power or privilege hereunder or under any other Finance Document and no course of dealing between Debtor or any other obligor or other Person and Secured Party shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder.  The rights and remedies provided in this Agreement are cumulative and not exclusive of any rights or remedies which Secured Party would otherwise have and may be exercised simultaneously.  No notice to or demand on Debtor in any case shall entitle Debtor or any other obligor or any other Person to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Secured Party to any other or further action in any circumstances without notice or demand.

ARTICLE X

MISCELLANEOUS

10.01         Debtor hereby agrees to pay all expenses, including reasonable attorney’s fees and charges (including time charges of attorneys who are employees of Secured Party) paid or incurred by Secured Party in endeavoring to make this agreement and to collect the Secured Obligations of Debtor, or any part thereof, and in enforcing this Agreement against Debtor, and such obligations will themselves be Secured Obligations.

10.02         No delay on the part of Secured Party in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Secured Party of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

10.03         This Agreement shall remain in full force and effect until all Secured Obligations have been paid in full.  If at any time all or any part of any payment theretofore applied by the Secured Party to any of the Secured Obligations is or must be rescinded or returned by the Secured Party for any reason whatsoever (including the insolvency, bankruptcy or reorganization of any Debtor), such Secured Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Secured Party, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Secured Obligations, all as though such application by the Secured Party had not been made.

10.04         Secured Party’s Rights to Release Obligors; etc .  Secured Party may take or release other security, may release any party primarily or secondarily liable for any Secured Obligations or other indebtedness to Secured Party, may grant extensions, renewals or indulgences with respect to such Secured Obligations or other indebtedness and may apply any other security therefor held by Secured Party to the satisfaction of such Secured Obligations or other indebtedness, all without prejudice to any of Secured Party’s rights under this Agreement.

10.05         Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon delivery, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, so long as it is properly addressed.  The addresses and facsimile numbers for such communications shall be:

DA	LWT

If to any Debtor:

Attn: Dennis Alexander
EGPI Firecreek, Inc.
6564 Smoke Tree Lane
Scottsdale, Arizona 85253
Telephone: (480) 948-6581
Fax: (480) 443-1430

If to the Secured Party:
TWL Investments a LLC
 3415 W. Pershing, Phoenix, Arizona 85029
Telephone: (602) 942-5162
Cell:           (602) 318-9216
Facsimile: (866) 903-5306

10.06         Term.  The term of this Agreement shall continue in full force and effect and be binding upon Debtor until all Secured Obligations of Debtor to Secured Party shall have been fully paid and satisfied and Secured Party shall have given Debtor written notice of the termination of this Agreement (excluding provisions that by their terms survive termination of other provisions of this Agreement or survive the termination of the security interest created under this Agreement). Secured Party shall not be obligated to give Debtor written notice of termination of this Agreement, or to terminate any financing statements or other Lien notices, until all Secured Obligations of Debtor to Secured Party including but not limited to any Obligation of Debtor to Secured Party that may be incurred hereafter whether or not incorporated into this Agreement, shall have been fully paid and satisfied and there is no commitment on the part of Secured Party to make an advance, incur an obligation or otherwise give value, and Debtor shall have given Secured Party a written demand requesting the termination of this Agreement and any financing statements at which time Secured Party shall execute and deliver such documents, at Debtor’s expense, as are necessary to release Secured Party’s liens in the Collateral including filing all appropriate financing statements for the release of all Liens on the Collateral.  Notwithstanding anything to the contrary in this Agreement or any other Finance Documents, this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor or any substantial part of Debtor’s assets, or otherwise, all as though such payments had not been made.

10.07         Further Assurances.  Debtor shall execute and deliver to Secured Party such further assurances and take such other further actions as Secured Party may from time to time request to further the intent and purpose of this Agreement and to maintain and protect the rights and remedies intended to be created in favor of Secured Party under this Agreement.

DA	LWT

10.08         Amendments, Waivers and Consents;  Successors and Assigns.  Neither this Agreement nor any other Finance Document nor any of the terms hereof or thereof may be amended, modified, changed, waived, discharged or terminated, nor shall any consent be given, unless such amendment, modification, change, waiver, discharge, termination or consent is in writing signed by Secured Party and Debtor.  This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the Secured Obligations have been fully paid and satisfied and this Agreement has been terminated, (ii) be binding upon Debtor and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Secured Party’s successors, transferees and assigns.  This Agreement may not be assigned by Debtor without prior written consent of Secured Party, which consent may be withheld in Secured Party’s sole discretion.

10.9           Entire Agreement.  This Agreement and any other Finance Documents are a complete and exclusive expression of all the terms of the matters expressed therein, and all prior agreements, statements, and representations, whether written or oral, which relate thereto in any way are hereby superseded and shall be given no force and effect.  No promise, inducement, or representation has been made to Debtor which relates in any way to the matters expressed in this Agreement and in any other Finance Documents, other than what is expressly stated herein and in such Finance Documents.

10.10         No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event of any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.  Debtor hereby agrees that any such ambiguity or flaw in construction shall be interpreted in favor of Secured Party and such interpretation shall not be contested by Debtor.

10.11         Governing Law.  This Agreement and all related instruments and documents and the rights and obligations of the parties hereunder and thereunder shall, in all respects, be governed by, and construed in accordance with, the internal laws of the State of Arizona, without regard to conflicts of law principles, regardless of the location of the Collateral, excepting, however, that the UCC (or decisional law) of a jurisdiction other than the State of Arizona may provide the method of perfection, the effect of perfection or non-perfection, or the priority of liens and security interests created under this Agreement.

10.12         Surviability of Obligations.  The Obligations of the Debtor to the Secured Party shall survive the Collateral.

10.13         Severability.  Any provision of this Agreement, or of any other Finance Document, that is prohibited by, or unenforceable under, the laws of any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, Debtor hereby waives any provision of law which renders any provision of this Agreement or any other Finance Document prohibited or unenforceable in any respect.

10.14         Counterparts.  This Agreement may be executed in counterparts and each shall be effective as an original, and a photocopy, facsimile or telecopy of this executed Agreement shall be effective as an original.  In making proof of this Agreement, it shall not be necessary to produce more than one counterpart, photocopy, facsimile, or telecopy of this executed Agreement.

10.15         Time.  Time is of the essence of this Agreement.

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DA	LWT

IN WITNESS WHEREOF, and intending to be legally bound hereby, each Debtor has executed this Agreement as of the date first above written.

DEBTOR:

EGPI Firecreek, Inc.

/s/Dennis R Alexander
By:
Print Name: Dennis R. Alexander
Title: President

DEBTOR:

Energy Producers Inc.
/s/Dennis R. Alexander
By:
Print Name: Dennis R. Alexander
Title: President

SECURED PARTY:

TWL Investments a LLC, an Arizona limited liability company

/s/Larry W. Trapp
By:
Print Name: Larry W. Trapp
Title: Managing Director

DA	LWT

EXHIBIT “A”

Assignment and Bill of Sale

DA	LWT